Schedule of Investments
November 30, 2024
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.54%
U.S. Treasury Inflation — Indexed Bonds–19.94%(a)
U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	$13,564	$13,560,433
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	10,999	11,127,328
U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	10,079	10,068,671
U.S. Treasury Inflation - Indexed Bonds	3.63%	04/15/2028	14,005	14,818,952
U.S. Treasury Inflation - Indexed Bonds	2.50%	01/15/2029	8,895	9,148,979
U.S. Treasury Inflation - Indexed Bonds	3.87%	04/15/2029	15,903	17,255,041
				75,979,404
U.S. Treasury Inflation — Indexed Notes–79.60%(a)
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	23,950	23,578,872
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	20,529	20,008,538
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	20,758	20,242,693
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	18,932	18,386,687
U.S. Treasury Inflation - Indexed Notes	0.38%	01/15/2027	21,464	20,819,056
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	18,832	18,084,617
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2027	20,363	19,705,953
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	18,225	18,199,879
U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	21,170	20,344,341
U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	17,984	17,651,887
U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	19,683	19,050,770
U.S. Treasury Inflation - Indexed Notes	2.37%	10/15/2028	18,519	18,993,829
U.S. Treasury Inflation - Indexed Notes	0.87%	01/15/2029	19,339	18,658,064
U.S. Treasury Inflation - Indexed Notes	2.12%	04/15/2029	19,201	19,435,671
U.S. Treasury Inflation - Indexed Notes	0.25%	07/15/2029	21,016	19,683,806
U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2029	10,476	10,422,804
				303,267,467
Total U.S. Treasury Securities (Cost $381,836,759)				379,246,871
			Shares
Money Market Funds–0.51%
Invesco Government & Agency Portfolio, Institutional Class, 4.57%(b)(c)			684,429	684,429
Invesco Treasury Portfolio, Institutional Class, 4.53%(b)(c)			1,271,083	1,271,083
Total Money Market Funds (Cost $1,955,512)				1,955,512
TOTAL INVESTMENTS IN SECURITIES–100.05% (Cost $383,792,271)				381,202,383
OTHER ASSETS LESS LIABILITIES–(0.05)%				(201,150)
NET ASSETS–100.00%				$381,001,233
Notes to Schedule of Investments:
(a)	Principal amount of security and interest payments are adjusted for inflation.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended November 30, 2024.

	Value February 29, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value November 30, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$6,492,467	$(5,808,038)	$-	$-	$684,429	$2,159
Invesco Liquid Assets Portfolio, Institutional Class	-	2,307,507	(2,307,525)	-	18	-	474
Invesco Treasury Portfolio, Institutional Class	-	9,858,785	(8,587,702)	-	-	1,271,083	3,513
Total	$-	$18,658,759	$(16,703,265)	$-	$18	$1,955,512	$6,146

(c)	The rate shown is the 7-day SEC standardized yield as of November 30, 2024.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Short Duration Inflation Protected Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of November 30, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$379,246,871	$—	$379,246,871
Money Market Funds	1,955,512	—	—	1,955,512
Total Investments	$1,955,512	$379,246,871	$—	$381,202,383
Invesco Short Duration Inflation Protected Fund